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                                                                   Exhibit 10.33


                           INTERCONNECTION AGREEMENT

                                    Between

                         DELMARVA POWER & LIGHT COMPANY

                                      and

                       OLD DOMINION ELECTRIC COOPERATIVE

                            Dated November 30, 1999
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                                TABLE OF CONTENTS

                                                                           Page
                                                                           ----

        ARTICLE 1 DEFINITIONS AND INTERPRETATION.............................  4

        ARTICLE 2 REGULATORY APPROVAL........................................  7

        ARTICLE 3 TERM AND EFFECT OF TERMINATION.............................  8

        ARTICLE 4 PREVIOUS AGREEMENT.........................................  8

        ARTICLE 5 INTERCONNECTION AND INTERCONNECTION METERING...............  8

        ARTICLE 6 OBLIGATIONS OF THE PARTIES................................. 11

        ARTICLE 7 CHARGES AND BILLING........................................ 15

        ARTICLE 8 ADMINISTRATION AND OPERATION............................... 16

        ARTICLE 9 TRANSITION................................................. 17

        ARTICLE 10 LIABILITY................................................. 18

        ARTICLE 11  WAIVER OF RIGHTS......................................... 19

        ARTICLE 12 ARBITRATION............................................... 19

        ARTICLE 13 DEFAULT................................................... 19

        ARTICLE 14 TAXES..................................................... 20

        ARTICLE 15 SUCCESSORS AND ASSIGNS.................................... 20

        ARTICLE 16 MISCELLANEOUS PROVISIONS.................................. 21


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     THIS INTERCONNECTION  AGREEMENT ("Agreement") is made and entered into this
30th day of November, 1999 by and between DELMARVA POWER & LIGHT COMPANY, ("Delmarva") and OLD DOMINION ELECTRIC COOPERATIVE ("Old Dominion"), each of which is a "Party" and both of which collectively are "the Parties". Delmarva is a Delaware and Virginia Corporation. Old Dominion is a utility aggregation cooperative organized and existing under the laws of the Commonwealth of Virginia.

     WHEREAS, Delmarva owns and operates a fully-interconnected electric supply system in the States of Delaware and Maryland and in the Commonwealth of Virginia (herein called the "Delmarva System") and within the Pennsylvania-New Jersey-Maryland Interconnection, a power pool of which Delmarva is a participating member (the"PJM Interconnection"); and

     WHEREAS, Delmarva is a participant in various agreements administered by the PJM Interconnection, including an Operating Agreement, a Reliability Assurance Agreement and a PJM Open Access Transmission Tariff (collectively, the "PJM Agreements"); and

     WHEREAS, Old Dominion is a member of the PJM Interconnection, a signatory to the PJM Agreements and subject to PJM requirements; and

     WHEREAS, Old Dominion, pursuant to the PJM Agreements, is responsible for securing capacity resources, transmission and associated ancillary services for its load; and

     WHEREAS, Old Dominion has member electric cooperatives that serve the electric requirements of customers at retail within the Delmarva System including Delaware Electric Cooperative, Choptank Electric Cooperative and A&N Electric Cooperative ("Old Dominion Cooperative Load"); and

     WHEREAS, Delmarva has been providing wholesale partial requirements electric service to Old Dominion pursuant to a certain "Settlement Agreement Between Delmarva Power & Light Company and Old Dominion Electric Cooperative" dated November 2, 1994 ("Settlement Agreement"); and

     WHEREAS, the Parties have entered into a Memorandum of Understanding, dated on or about November 9, 1999, pursuant to which the Settlement Agreement will be terminated in its entirety on December 1, 1999; and

     WHEREAS, the Parties now desire to enter into an Interconnection Agreement in order to provide for the continued benefits of coordinated operations and service reliability in a manner that is consistent with the PJM Agreements:

     NOW, THEREFORE, the signatories hereto, each in consideration of the agreements of the other herein set forth, hereby mutually agree as follows:


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                                    ARTICLE 1
                         DEFINITIONS AND INTERPRETATION

1.1     Definitions. As used in this Agreement:

        1.1.1 "Administrative Committee" shall mean the committee made up of representatives of each Party, which will cooperatively administer this Agreement.

        1.1.2 "Ancillary Services" shall mean those FERC defined services included as Ancillary Services in the schedules of the PJM Tariff.

        1.1.3 "Billing Demand" shall mean the demand of Old Dominion's members in the Delmarva Zone that is coincident with the Delmarva Zone monthly peak.

        1.1.4 "Conectiv" shall mean the holding company of Atlantic City Electric Company and Delmarva Power & Light Company.

        1.1.5 "Direct Assignment Charges" shall mean charges for Direct Assignment Facilities as defined in the PJM Tariff.

        1.1.6 "Delmarva " shall mean the corporation of Delmarva Power & Light Company.

        1.1.7 "Delmarva System" shall mean the interconnected electric supply system of Delmarva .

        1.1.8 "Delmarva Zone" shall be the geographic area defined as the Delmarva Zone, as may be modified from time to time, within the PJM Interconnection, as set forth in Attachment J of the PJM Tariff.

        1.1.9 "Effective Date" shall mean the date that this Agreement commences as set forth in Section 2.1.

        1.1.10 "FERC" shall mean the Federal Energy Regulatory Commission, or a successor agency having jurisdiction over this Agreement under the Federal Power Act.

        1.1.11 "Good Utility Practice" shall mean any of the practices, methods and acts engaged in or approved by a significant portion of the electric utility industry during the relevant time period, or any of the practices, methods and acts which, in the exercise of reasonable judgment in light of the facts known at the time the decision was made, could have been expected to accomplish the desired result at a reasonable cost consistent with good business practices, reliability, safety and expedition. Good Utility Practice is not intended to be limited to the optimum practice, method, or act to the exclusion of all others, but rather to be acceptable practices, methods, or acts generally accepted in the region.


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        1.1.12  "MAAC" shall mean the Mid-Atlantic Area Council, a regional reliability council and a sub region of the North American Electric Reliability Council (NERC) or any successor thereto.

        1.1.13 "NERC" shall mean the North American Electric Reliability Council or any successor thereto.

        1.1.14 "Network Customer" shall mean an entity receiving Network Integration Transmission Service pursuant to the terms of Part III of the PJM Tariff and subject to the rates set forth in the corresponding Attachment H to the PJM Tariff.

        1.1.15 "Network Integration Transmission Service" shall mean the transmission service provided under Part III of the PJM Tariff.

        1.1.16 "Network Service Agreement" shall mean the initial agreement and any amendments or supplements thereto entered into by the Transmission Customer and the Transmission Provider (the OI) for Network Integration Transmission Service under the PJM Tariff.

        1.1.17 "Office of the Interconnection" or "OI" shall mean the PJM Interconnection, L.L.C., governed by a Board of Managers and engaged in implementation of the PJM Agreements acting pursuant to the PJM Operating Agreement, and its employees and agents.

        1.1.18 "Old Dominion" shall mean the Old Dominion Electric Cooperative, a Virginia utility aggregation cooperative made up of its member systems including Delaware Electric Cooperative, Choptank Electric Cooperative and A&N Electric Cooperative.

        1.1.19 "PJM Operating Agreement" shall mean the Operating Agreement of the PJM Interconnection, L.L.C. dated April 1, 1996, as amended and restated as of June 2, 1997 and as amended or superseded from time to time thereafter through FERC and PJM procedures.

        1.1.20 "PJM Agreements" shall mean, collectively, the PJM Operating Agreement, the PJM Tariff and the PJM Reliability Assurance Agreement.

        1.1.21 "PJM Interconnection" shall mean the electric control area and power pool operated by the Office of the Interconnection pursuant to the PJM Operating Agreement.

        1.1.22 "PJM Interconnection, L.L.C." (or"PJM") shall mean the Delaware limited liability corporation governed by a Board of Managers pursuant to the PJM Operating Agreement.


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        1.1.23  "PJM Reliability Assurance Agreement" shall mean the
                Reliability Assurance Agreement Among Load Serving Entities in the PJM Control Area dated June 2, 1997, as amended or superseded from time to time thereafter through FERC and PJM procedures.

        1.1.24 "PJM Tariff" shall mean the Open Access Transmission Tariff of the Pennsylvania-New Jersey-Maryland Interconnection, L.L.C., effective as of April 1, 1997, as amended or superseded from time to time through FERC and PJM procedures.

        1.1.25 "Planning Period" shall mean the twelve (12) months beginning June 1 and extending through May 31 of the following year, or such other period defined as the Planning Period for purposes of the PJM Reliability Assurance Agreement.

        1.1.26 "Points of Interconnection" shall mean the points of electrical connection between the Delmarva System and the Old Dominion system as set forth in Schedule 1 to this Agreement, as such schedule may be amended from time to time by the Administrative Committee.

        1.1.27 "Schedule 1" shall mean the description of Points of Interconnection between Old Dominion and Delmarva as may be amended from time to time, as attached to this Agreement.

        1.1.28 "Schedule 2" shall mean the geographic representation of the Conectiv Bay Region, as attached to this Agreement.

        1.1.29 "Schedule 3" shall mean the specification of loss factors for transmission and distribution, as may be modified from time to time, as attached to this Agreement.

        1.1.30 "Settlement Agreement" shall mean the Settlement Agreement between Delmarva Power & Light Company and Old Dominion Electric Cooperative filed with the Federal Energy Regulatory Commission in Docket Nos. ER 94-1319-000 and TX 94-8-000 on November 2, 1994.

        1.1.31 "Transition Period" shall mean that period of time between the Effective Date through August 31, 2001.

1.2 Interpretation. In the event that there is a conflict between the interpretation of a definition pursuant to this Agreement and a definition pursuant to the PJM Agreements, the definition contained in this Agreement shall be construed in a manner that gives maximum effect to this Agreement while implementing the applicable provisions of the PJM Agreements.


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                                   ARTICLE 2
                              REGULATORY APPROVAL

2.1 Filing of Agreement for Requlatory Approval. Promptly upon execution of this Agreement by the Parties, Delmarva shall file the Agreement with the FERC pursuant to Section 205 of the Federal Power Act and shall request an Effective Date of December 1, 1999, together with waiver of any applicable notice and filing requirements.

2.2 Good Faith Negotiations Upon Occurrence of Certain Events. If one of the following events (an "Event") shall occur, the Parties agree to negotiate in good faith to amend or supplement this Agreement or to take other appropriate action so as to put each Party in effectively the same relative position as the Parties would have occupied if the Event had not occurred:

        2.2.1 This Agreement is not approved or accepted for filing by the FERC without material modification or condition, effective on December 1, 1999;

        2.2.2 PJM, MAAC or NERC prevents, in whole or in part, either Party from performing any provision of this Agreement in accordance with its terms;

        2.2.3 PJM practices and procedures are modified to the extent that provisions of this agreement no longer conform to the PJM modifications; or

        2.2.4 The FERC, the United States Congress, or any state or regulatory legislature or agency implements any change in any law, regulation, rule or practice which materially affects or is reasonably expected to materially affect either Party's ability to perform any portion of this Agreement in accordance with its terms.

2.3 Amendments to Agreement. Any amendment negotiated by the Parties pursuant to Section 2.2 must be executed by the Parties in writing and, if necessary, filed with the FERC.

2.4 Filing of Amendments to Agreement. Promptly upon execution by the Parties of any amendment to this Agreement or modification to any of the attached schedules, Delmarva shall, if necessary, file such amendment or modification with the FERC. Old Dominion agrees to use reasonable efforts to support any such filing. Upon satisfaction of all applicable regulatory requirements, said amendment shall become effective and a part of this Agreement.

2.5 Failure to Agree. If, within sixty (60) days, or such other time period as may be mutually agreed upon by the Parties, after written notice of the Event is provided by one Party to the other Party, the Parties are
        (a) unable to reach agreement as to what, if any, amendments are necessary to accomplish the objective of Section 2.2, and (b) fail to take other appropriate action to put each Party in effectively the same position as the Parties would have occupied had the Event not occurred, then the Parties shall continue to perform under this Agreement to


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        the maximum extent possible, taking all reasonable steps to mitigate any adverse effect on each other resulting from the Event. Either Party shall also have the right to unilaterally file with the FERC, pursuant to Section 205 or Section 206 of the Federal Power Act as appropriate, proposed revisions to this Agreement which the Party deems reasonably necessary for each Party to remain in effectively the same position the Parties would have occupied had the Event not occurred. Either Party may contest any such unilateral filing, pursuant to applicable FERC procedures.


                                   ARTICLE 3
                         TERM AND EFFECT OF TERMINATION

3.1 Effective Date. This Agreement shall become effective on December 1, 1999 or such other date designated by the FERC when this Agreement is accepted for filing.

3.2 Term. This Agreement shall remain in full force and effect from the Effective Date through August 31, 2001 and thereafter from year to year, as long as the Parties remain interconnected at one or more of the Points of Interconnection listed on Schedule 1 or the Parties by mutual agreement terminate this Agreement.

3.3 Effect of Termination. The provisions of this Agreement relating to billing, payments and liabilities in connection with the services provided hereunder during the term of this Agreement shall survive termination of this Agreement until they are fully discharged.

3.4 Right to Revise or Modify Agreement. Notwithstanding Section 2.5, either Party shall have the right at any time during the term of this Agreement to unilaterally file with the FERC, pursuant to Section 205 or
        Section 206 of the Federal Power Act as appropriate, proposed revisions or modifications to this Agreement. Either Party may contest any such unilateral filing pursuant to applicable FERC procedures.

                                   ARTICLE 4
                               PREVIOUS AGREEMENT

4.1 This Agreement supersedes the Settlement Agreement between the two Parties, except to the extent necessary to discharge obligations arising under such Settlement Agreement prior to the Effective Date of this Agreement.

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                          ARTICLE 5 INTERCONNECTION AND
                            INTERCONNECTION METERING



5.1 Facilities at Points of Interconnection. Old Dominion and Delmarva, during the term of this Agreement, shall operate and maintain their facilities at the Points of Interconnection as described in Schedule 1.

5.2 Connection with the Delmarva System. All connections of Old Dominion's electrical facilities with the Delmarva System shall be made in conformance with Delmarva's "Guidelines Governing the Connection of Resale Delivery Customers", issued March 1982 and as amended or revised from time to time upon mutual agreement of the Parties through the Administrative Committee.

5.3 Old Dominion Equipment. Old Dominion shall own and maintain the necessary transformation, regulating, switching and protective equipment which may be reasonably necessary to receive and use the electric energy and to protect Delmarva's service to its other consumers. The primary windings of the substation transformers shall be connected in closed delta or Old Dominion shall install and maintain suitable isolating transformers for the purpose of isolating its grounded lines from the Delmarva System.

5.4 Additional Points of Interconnection. Old Dominion, at its cost, may add additional Points of Interconnection with Delmarva pursuant to this Agreement by providing Delmarva timely written notice in advance of the date the facilities are energized, subject to the condition that Old Dominion has obtained any necessary approvals from PJM and MAAC.

        5.4.1 Each Party shall construct its facilities in accordance with specifications at least equal to those provided by the "National Electrical Safety Code of the Bureau of Standards of the United States Department of Commerce" as amended or revised from time to time.

5.5 Elimination of Points of Interconnection. Should it be necessary for either Party to eliminate a Point of Interconnection, timely written notice must be given by that Party and the Parties must reach a mutually acceptable plan to serve the Old Dominion loads, if necessary.

5.6 Meters. During the Transition Period, for the purpose of obtaining electric energy billing information required by PJM and Old Dominion pursuant to this Agreement, all meters shall be maintained and read by Delmarva unless otherwise provided for by agreement between the Parties pursuant to Article 9 of this Agreement. All billing determinants and other information necessary for Old Dominion to invoice its members shall be provided by Delmarva to Old Dominion on a monthly cycle no later than the seventh business day each month for the previous month's information.

5.7 Maintenance of Meters. Procedures with respect to maintenance, testing, calibrating, correction and registration records, and precision tolerance of all metering equipment shall be in accordance with Good Utility Practice and PJM billing meter standards in effect from time to time. The expense of testing any meter shall be borne by the Party owning such meter, except that when a meter tested at the request of the other Party is found to register within the PJM billing meter standard tolerance, the Party making the request shall bear the expense of such test.

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5.8     Reverse Registration. Each Party may, by detent or other device, control its meters so as to prevent reverse registration.

5.9 Metering in kilowatt-hours. All metering of energy shall be the integration of kilowatt-hours in the clock hour, and the quantities thus obtained shall constitute the kilowatt load for such clock hour.

5.10 Loss Factor for PJM Reporting Purposes. Metered values shall be adjusted for transmission and distribution losses using loss factors calculated by Delmarva, as shown on Schedule 3. Such factors shall be based on losses as reported in Delmarva's FERC Form 1 coincident with the time period used for the applicable load flow studies. Loss factors may be redetermined by Delmarva annually during the term of this Agreement, based on load flow studies or other mutually agreeable appropriate methods. Actual metered values and transmission and distribution losses shall be reported to PJM for use in application of the PJM Agreements.

5.11 Metering Procedure. The electric energy shall be metered either at the supply voltage or on the low voltage side of Old Dominion's substation. If energy is metered at such low-side voltage, transformer loss compensators shall be installed in conjunction with the metering equipment by the Party owning the metering equipment at each such metering point in order to determine the actual demand, energy, and reactive power supplied at the point of Delmarva's facilities. Where used, the transformer loss compensators at each such metering point shall be set so as to reflect the true losses in the substation transformers as reported by the transformer manufacturer to Old Dominion and by Old Dominion to Delmarva. If the service to such substation is by way of a transmission line owned by Old Dominion, the settings of the loss compensators shall also include the true losses in such Old Dominion-owned transmission line, based upon line design data furnished by Old Dominion to Delmarva.

5.12 Meter Malfunction. In the event either Party's meters or related equipment serving Old Dominion malfunctions, such Party shall make reasonable estimates of energy used but not registered on the meter. Such estimates shall be used by PJM and the Parties for purposes of administering the PJM Agreements.

5.13 Meter Locations. The meter locations to be used by the Parties in determining the energy flows and Old Dominion system loads are listed in
        Schedule 1, and shall be verified from time to time by the Administrative Committee. Any new Points of Interconnection between the Parties shall be metered and telemetered in accordance with the provisions of this Article and Article 6.

5.14 Choptank Electric Cooperative. The Parties agree as follows regarding Choptank Electric Cooperative's ("Choptank") 25 kV Allen delivery point:

        5.14.1 Delmarva shall contribute the first $500,000 toward the cost of a 69 kV transmission line, including connection to the ring bus at Delmarva 's

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            Todd substation and extension to Choptank's existing 69 kV line to enable Choptank to convert to 69 kV service.

     5.14.2 Delmarva shall retain ownership of the facilities within Todd substation and the new 69 kV line. Choptank shall retain ownership of Choptank's existing 69 kV line serving Allen and the facilities at the Allen substation.

     5.14.3 The Parties agree to negotiate terms for reallocation of the cost of this line in the event that Delmarva later desires to extend the line to serve other customers.

     5.14.4 Old Dominion and Choptank shall drop their request for compensation in connection with damage to the transformers at Choptank's Allen substation in the summer of 1993.

     5.14.5 This Section 5.14 shall not establish any precedent with regard to any other Old Dominion delivery points.

                                   ARTICLE 6
                           OBLIGATIONS OF THE PARTIES

6.1 Interconnection. During the term of this Agreement, the Parties agree: to remain electrically interconnected at the Points of Interconnection as listed in Schedule 1; to coordinate planning and operations over their interconnected facilities; and, to act in accordance with and coordinate various obligations under the PJM Agreements.

6.2 Obligations. Each Party shall provide for sufficient capacity resources and associated transmission capability to meet its obligations under this Agreement; provided, however, that neither Party shall be obligated to make transmission or Ancillary Services available to the other on terms and conditions, including pricing, other than those in effect from time to time under the PJM Agreements.

6.3 Ownership of Facilities. Except for the facilities described in Schedule 1, each Party shall retain sole control over its own facilities and service, and shall determine the availability of its facilities for use by the other Party or by PJM, and such facilities shall always be first available to the owner for its own use unless otherwise arranged and agreed. Subject to this reservation, each Party shall cooperate with the other and with the OI in the interconnected operation of its electric supply system. The Parties agree to abide by FERC regulations, the PJM Agreements and MAAC requirements. The Parties' agreement hereunder to coordinate the planning and operation of their respective systems shall include, but not be limited to, the following specific commitments of each Party:

     6.3.1 Promote reliability through planning and operation of the interconnected system; and


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     6.3.2 Cooperate in the analysis, formulation and implementation of plans to prevent or eliminate conditions which impair the reliability of the interconnected systems.

6.4 Telecommunications Equipment. The Parties agree to install, maintain and upgrade, as necessary, telecommunications equipment required to communicate information pursuant to this Agreement. To the extent that current facilities are providing service to Old Dominion, those facilities shall continue to be utilized to meet the PJM obligations without any additional charge to Old Dominion during the Transition Period. Correspondingly, Delmarva shall be solely responsible, at its expense, for the telecommunications equipment and services necessary to communicate information to and from the 0I on behalf of the Delmarva Zone pursuant to this Agreement and the PJM Agreements. Old Dominion shall be solely responsible, at its own expense, for the local sensing, metering and telecommunications equipment within Old Dominion necessary to communicate information between Old Dominion and Delmarva pursuant to this Agreement and the PJM Agreements. The costs incurred by Delmarva for wholly owned or third-Party telecommunications services necessary to transmit information between Delmarva and Old Dominion shall be shared equally between the Parties.

     6.4.1 Delmarva shall use its reasonable best efforts to continue to provide a load signal to Old Dominion. Delmarva does not guarantee the availability or accuracy of the load signal nor does it claim that it is representative of Delmarva peninsula native load.

     6.4.2 Delmarva shall work with Old Dominion to utilize the existing communication link to provide Delmarva with Old Dominion's peninsula real time load signal. Any additional expense to Delmarva to extract that information from the existing Old Dominion equipment located at Delmarva's site will be at Delmarva's expense. Old Dominion does not guarantee the availability or accuracy of the load signal nor does it claim that it is representative of Old Dominion's native load on the Delmarva peninsula.

6.5 Reactive Capability. Each Party shall provide or arrange for sufficient reactive capability and voltage control facilities to meet the reactive requirements of its electric supply system. The Parties will plan for a 99% power factor during peak times.

     6.5.1 During the Transition Period, if Old Dominion's average power factor among its members in the Delmarva Zone is determined to be between 90% and 100% for any given month, a credit of $0.03 per kilowatt of Billing Demand for every whole percentage greater than 90% will be added to Old Dominion's monthly bill. If Old Dominion's average power factor among its members in the Delmarva Zone, is determined to be below 90% for any given month, an additional charge of $0.03 per kilowatt of Billing Demand for every whole percent less than 90% will be added to the monthly bill.

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    6.5.2 Beginning September 1, 2001 through August 31, 2004, Old Dominion shall maintain an average power factor among its members, as measured at the Points Of Interconnection shown on Schedule 1, during the Delmarva Zone monthly peak hour of no less than 95.5%, provided that Delmarva's power factor for the geographic region depicted on Sche-dule 2 is at least 95.5% during the same time. Such 95.5% average power factor requirement shall apply to Old Dominion for the period September 1, 2001 through August 31,2004, unless Old Dominion notifies Delmarva in writing by March 1, 2000 that, based on historical data, Old Dominion cannot realistically meet the power factor of 95.5% by September 1, 2001. In that event, the Administrative Committee will, within 120 days of Old Dominion's written notice, determine the power factor, not to exceed 95.5% to be maintained by Old Dominion for the period September 1, 2001 through August 31, 2004.

    6.5.3 Starting on September 1, 2004, Old Dominion shall maintain an average power factor among its members, as measured at the Points of Interconnection as shown on Schedule 1, during the Delmarva Zone monthly peak hour that is comparable to the average power factor that Delmarva maintains in its service area as shown on Schedule 2. If Old Dominion's average power factor among its members in the Delmarva Zone drops below Delmarva's power factor for the geographic area depicted on Schedule 2 during the same time, Delmarva will provide written notice to Old Dominion. Pursuant to such written notice, Old Dominion will have one year to correct such deficiency. If Old Dominion does not cure the deficiency within one year of such notice, Delmarva will have the right to install the necessary equipment to cure the deficiency and charge Old Dominion for its actual costs to cure.

    6.5.4 The Parties, through the Administrative Committee, will annually review each Party's monthly power factor history and the plans of each Party to attain the power factors as required by this Agreement. The Administrative Committee will evaluate improvements at locations other than the existing Points of Interconnection that may improve power factor in a more cost-effective manner.

    6.5.5 Any change in PJM Agreements that result in charges different than those charges pursuant hereto will be recognized by the Parties, and the Agreement will be amended to reflect that change.

6.6 Emergency Procedures. Each Party shall cooperate with the other Party in the implementation of all emergency procedures of PJM or the Delmarva Zone in recognition of the need to pursue a comparable operating policy in all service areas and to meet the Parties' respective obligations under this Agreement. These procedures shall include but are not limited to under-frequency load shedding, undervoltage load shedding, manual load dumping, load management and voltage reduction. Old Dominion's contribution to all such system operating actions shall be in accordance with pertinent PJM practices and procedures and instructions reasonably provided by Delmarva in accordance therewith.

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6.7  Delmarva Zone. Each Party shall take such reasonable actions and provide such information and data as may be reasonably necessary from time-to-time to enable the Delmarva Zone to remain in good standing under the PJM Agreements and MAAC Agreements.

6.8 Fluctuations. The Parties agree that electric service shall not be used in such a manner as to cause unusual fluctuations or disturbances.

6.9 Unbalanced Loads. Old Dominion shall at all times use energy in such manner that the load will be balanced equally between phase. If the load is unbalanced by more than ten percent (10%) of the lesser phase, Delmarva reserves the right to compute the demand for billing purposed on the assumption that the load on each phase is equal to that on the greatest phase.

6.10 Superimposition of Electric Signals. When either Old Dominion or Delmarva couples to or superimposes any signal on its electric system for control equipment, load management control, carrier current transmission, signal systems, communication broadcasting or any other purpose, the Party responsible for the superimposition of said signal will be responsible for preventing its interference with the operation of the other Party's electric system's metering, relaying, communications, or operations.

6.11 Access to Premises. The authorized agents or representatives of either Party, having the proper identification, shall have access at all reasonable times to the premises of the other Party for the purpose of reading meters, connecting and disconnecting service, and operating, testing, inspecting, repairing, removing, and replacing any or all of the apparatus used to assure that wiring and equipment meets Good Utility Practice standards in connection with the supply of electricity.

6.12 Tampering Expressly Forbidden. No person except a duly authorized representative of either Party shall make any connection or a disconnection, either temporary or permanent between the service load of Old Dominion and the service wires of Delmarva; or set, change, remove or interfere with or make any connections to a Party's meter or other property or any wiring between Party's meter and the service wires of the other Party.

6.13 Delivery Voltage Change. Should the transmission voltage be changed by Delmarva at any Point of Interconnection which is at the time serving Old Dominion, Delmarva agrees to give Old Dominion at least twelve (12) months written notice of its intention to do so and Old Dominion agrees that when so notified it will make every effort to change its equipment to accommodate such changed voltage by the time specified by Delmarva. The full net cost of Old Dominion's reasonable equipment changes necessitated by the change in delivery voltage shall be reimbursed to Old Dominion by Delmarva upon presentation of invoices and other documents reasonably detailing the work done, equipment and costs.


     6.13.1 If, at the time of initial service at a Point of Interconnection, Delmarva plans to change the transmission voltage at a later date, such plan, as defined in Delmarva's then most recent "Ten-Year Planning Schedule of System Requirements", shall be stated on Schedule 1 for that particular Point of Interconnection. In such an event, Old Dominion shall pay for changing its own equipment to accommodate such new voltage.

    6.13.2 If Old Dominion requests that Delmarva change the delivery voltage of a Point of Interconnection which Old Dominion is then receiving service, Old Dominion shall be responsible for all costs of such change. When Delmarva-owned facilities are retired from service due to such change, the costs to be paid by Old Dominion shall be determined by Delmarva based on the net remaining book original cost of said retired facilities, plus the cost of their removal and less their salvage value and shall further include any related expenses; provided, however, that when such facilities are at least thirty (30) years old, Delmarva and Old Dominion, will negotiate such costs on a case by case basis. If said voltage change includes the sale to Old Dominion of Delmarva facilities then used to serve Old Dominion, the sale price shall be determined by Delmarva based on the trended present value of the original cost of said facilities less accumulated depreciation (based on the ratio of trended to untrended original cost times accumulated book depreciation) and shall further include any related expenses; provided, however, that when such facilities are at least thirty (30) years old and, in the case of substation facilities, the main power transformers are also at least thirty (30) years old, Delmarva and Old Dominion will negotiate such costs on a case by case basis.

6.14 Prearranged Interruption of Service. Whenever it is necessary to interrupt service for work on lines or equipment, such work shall be done, as far as practicable, at a time that will cause the least inconvenience to Old Dominion. If practicable, Old Dominion shall be notified at least two weeks in advance of such interruption.

                                   ARTICLE 7
                              CHARGES AND BILLING

7.1 Payment for Services. During the Transition Period, Old Dominion shall not be obligated to pay more for any services than it paid for those services under the Settlement Agreement.

     7.1.1 Prior to December 1, 1999, Delmarva provided service to Old Dominion on a bundled basis under the Settlement Agreement. On and after December 1, 1999, Old Dominion shall receive and pay for transmission and distribution service from PJM and Delmarva pursuant to a Network Service Agreement under Attachment F of the PJM Tariff and this Agreement. The distribution facilities charge of $35,256 per month and customer charge of $22,540 per month that is applicable to Old Dominion per Attachment F shall not be subject to adjustment under
           Section 205 of the Federal Power Act by Delmarva, or PJM upon Delmarva's behalf, for the period December 1, 1999 through May 31, 2000. After May 31, 2000, any change to such distribution facilities charge or customer charge shall be based on a fully allocated cost of service to be filed with FERC by Delmarva under Section 205 of the Federal Power Act.

        7.1.2 Except for the reactive power service charge and credit as provided in Section 6.5 of this Agreement, no other charges shall be assessed Old Dominion by Delmarva under this Agreement during the Transition Period for services previously provided under the Settlement Agreement. To the extent that Delmarva provides a new or additional service during the Transition Period that was not previously provided under the Settlement Agreement, as may be approved by the Administrative Committee, Delmarva shall bill Old Dominion for such new or additional service at Delmarva's fully loaded employee cost rates plus 106% of other costs to Delmarva associated with such new or additional service.

7.2 Monthly Billinq. A bill for all charges incurred in a month under the provisions of this Agreement shall be prepared by Delmarva and rendered during the next succeeding month. All payments for such charges shall be due and payable within fifteen (15) days after receipt of bill.

7.3 Interest. Interest on any unpaid amount shall accrue from the date such amount is due to be paid until such amount is paid in full at one hundred and thirty percent (130%) of the prime rate as listed in the Wall Street Journal money rates section, on the date such amount was originally due to be paid.

7.4 Billinq Adiustments. Notwithstanding any other provision of this Article 7, billing adjustments that result solely from the correction of errors shall be made as promptly as practicable and shall bear interest which will accrue from the date at payment of the original bill through the date of payment of the adjustment at the prime rate as listed in the Wall Street Journal money rates section on the date such amount was originally paid.

                                    ARTICLE 8
                          ADMINISTRATION AND OPERATION

8.1 Membership and Responsibility. Each Party shall appoint representatives to serve on an Administrative Committee. Each Party shall designate alternate representatives to serve in the absence of the appointed representative. The appointments of these representatives shall be made by written notice signed by an executive officer and sent to the other Party. The Administrative Committee will cooperatively administer matters included in this Agreement, develop mutually accepted interpretations and facilitate changes as required from time-to-time. All actions taken by the Administrative Committee shall be by unanimous agreement. The initial meeting of the Administrative Committee shall be within 90 days of the Effective Date and it shall meet at least annually thereafter.

8.2 Operating and Accounting Practices. The Administrative Committee shall be responsible for the establishment from time-to-time of operating and accounting practices and procedures to be used in connection with this Agreement. These practices and procedures shall be consistent with the provisions of this Agreement and, insofar as practicable, shall be consistent with similar practices and procedures in effect under the applicable PJM Agreements. The Administrative Committee may establish additional committees as necessary.

8.3 System Operations. The system operating organizations of Delmarva and Old Dominion shall continuously direct the operation of their respective systems in cooperation with each other so as to accomplish the intent of this Agreement, and to conform to the operating practices and procedures established from time-to-time by the Administrative Committee and by the PJM Agreements.

8.4 Timely Communications. The Parties through their assigned representatives commit to actively communicate, in a timely manner, with regard to planning and operations of their interconnected systems and in response to obligations under the PJM Agreements, and to provide information necessary to meet the requirements of the PJM Agreements.

8.5 Confidentiality. Except to the extent required by applicable law or regulatory authority and except as required in the ordinary course of the Parties' business or to implement this Agreement, all information exchanged between the Parties hereunder shall be treated as confidential, to be used for the purposes contemplated in this Agreement only.

                                   ARTICLE 9
                                   TRANSITION

9 1 Meter Treatment. During the Transition Period, all meters, including ancillary PTs and CTs that are utilized to provide service for Old Dominion (collectively, "Meters"), shall continue to be owned and maintained by Delmarva. After the Transition Period, all such metering responsibilities shall transfer to Old Dominion. Accordingly, Old Dominion shall have the option upon the expiration of the Transition Period to install and maintain its own meters or purchase and maintain the Meters presently owned by Delmarva to provide service for Old Dominion.

        9.1.1 In the event that Old Dominion chooses to purchase any such Meters from Delmarva, the Parties shall mutually agree on the purchase terms and price which will not exceed Delmarva's original cost less depreciation for the particular meter(s) to be purchased. If Old Dominion declines to exercise the option to purchase any of Delmarva's Meter(s) following the Transition Period, the Parties agree that Delmarva shall remove the Meters at no cost to Old Dominion. There shall be no payment by Old Dominion to Delmarva of any abandonment costs associated with Delmarva's Meters if so claimed by Delmarva.

        9.1.2 Upon the transfer of metering responsibilities to Old Dominion, the distribution and customer charges reflected in Section 7.1.1 of this

        Agreement shall be subject to reduction and be filed in Attachment F of the PJM Tariff.

9.2 Loadshedding Control. Each Party shall maintain the proportion of its load subject to control by automatic under-frequency loadshedding devices at least equal to the requirements contained in the PJM agreements. The Parties shall work together through the Administrative Committee to implement these and other operating procedures prior to the end of the Transition Period.

9.3 Communications and Telecommunications. The Parties shall work through the Administrative Committee to mutually agree by the end of the Transition Period on terms and conditions for communications and telecommunications between the Parties or any one of them and PJM.


                                   ARTICLE 10
                                   LIABILITY

10 1 Delmarva Liability. As between the Parties, Delmarva hereby assumes all risk of liability for injury to persons and property occasioned by electric energy on the Delmarva System beyond the Points of Interconnection with Old Dominion and shall indemnify and save harmless Old Dominion from and against all such liability.

10.2 Old Dominion Liability. As between the Parties, Old Dominion hereby assumes all risk of liability for injury to persons and property occasioned by electric energy on the Old Dominion system beyond the Points of Interconnection with Delmarva and shall indemnify and save harmless Delmarva from and against all such liability.

10.3 Liability Related to the Furnishing of Energy. Use by Old Dominion or any individual, firm or corporation, private or municipal, of the energy delivered by Delmarva hereunder for water pumping, fire protection, sewerage pumping, railways or any phases of their operations, airports (lighting or any phases of their operations), public or private lighting, traffic lights, semaphores or other signals, or any other purposes either public or private, shall not in any such case or cases subject Delmarva to any liability to Old Dominion or any individual, firm or corporation, private or municipal, for damage or injury due to failure of power supply, or from any interruption or deficiency which may arise and Old Dominion does hereby agree to indemnify and hold harmless Delmarva from or against all liability for such damages. In like manner, Delmarva shall indemnify and hold harmless Old Dominion from or against all liability for damages where energy is delivered to Delmarva by Old Dominion.

10.4 Consequential Damages. In no event shall either Party be liable to the other Party for indirect, punitive, consequential or special damages relating to or arising out of this Agreement.

10.5 lndemnification by Old Dominion. Old Dominion shall be directly responsible to Delmarva for all obligations and liabilities relating to or arising out of this Agreement whether it elects to perform its obligations hereunder on its own behalf or through one or more representatives or agents. Old Dominion expressly agrees to indemnify and hold Delmarva harmless for any act or omission by any of Old Dominion's employees, representatives or agents.

10.6 Indemnification bv Delmarva. Delmarva shall be directly responsible to Old Dominion for all obligations and liabilities relating to or arising out of this Agreement whether it elects to perform its obligations hereunder on its own behalf or through one or more representatives or agents. Delmarva expressly agrees to indemnify and hold Old Dominion harmless for any act or omission by any of Delmarva's employees, representatives or agents.

10.7 Third Parties. This Agreement shall not be interpreted or construed as one for the benefit of third persons.


                                   ARTICLE 11
                                WAIVER OF RIGHTS

11.1 Any waiver at any time of the right of either Party as to any default of the other Party or any other matter arising hereunder shall not be deemed a waiver as to any default or other matter subsequently occurring.


                                   ARTICLE 12
                                   ARBITRATION

12.1 Arbitration Procedures. The Parties intend that the PJM Dispute Resolution Procedures contained in Schedule 5 to the PJM Operating Agreement shall apply to this Agreement. In the event that such dispute resolution procedures cannot apply, the process referred to in Section
        12.2 shall be used.

12.2 Alternative Arbitration Procedures. If there is any matter arising under this Agreement which is in dispute between Parties, and for which
        Section 12.1 cannot be applied and for which agreement cannot be reached, the Parties shall: (a) by mutual Agreement submit to binding arbitration or other alternative dispute resolution rules and procedures to which both Parties agree; or (b) pursue any legal or equitable remedies that may be available.


                                   ARTICLE 13
                                    DEFAULT


13.1 Failure to Meet Obligations. Each Party hereto shall be considered in default in the event that it does not meet its obligations under this Agreement. A Party hereto is considered to be in default until all amounts in arrears including the interest thereon accrued in accordance with Article 7 are paid in full to the Party hereto not in default.

13.2 Credits. Any net credits due to a Party hereto shall be applied against any amounts in arrears.

13.3 No Obligation To Provide Benefits. Each Party hereto has no continuing obligation to provide the benefits of interconnected operations to the Party in default.

13.4 Mitigation. In the event either Party hereto should be found in default, that Party shall take all possible measures to mitigate the continued impact of default on the Party hereto not in default, including, but not limited to, loading its own generation to supply its own load to the maximum extent possible.

                                   ARTICLE 14
                                     TAXES

14.1 If at any time while this Agreement is in force there should be levied or assessed against either of the Parties hereto any new direct tax by any taxing authority on the power or energy transmitted, interchanged, exchanged, exported or imported by Delmarva on behalf or for the account of Old Dominion pursuant to this Agreement or any increase in the rate of such future direct taxes, which would, in the opinion of said Party render unduly burdensome to it the performance of the obligations herein provided, on the terms and conditions herein provided and contemplated, then in such event, the Parties shall endeavor to reach an agreement as to the proper and equitable allocation of the additional burden created by such tax.

                                   ARTICLE 15
                             SUCCESSORS AND ASSIGNS

15.1 The rights and obligations created by this Agreement shall inure to the benefit of, and be binding upon, the successors and assigns of the respective Parties hereto; provided, however, neither Party may assign this Agreement or its rights hereunder without the prior written consent of the other Party, which consent shall not be unreasonably withheld. Either Party may, without consent of the other Party: (a) assign this Agreement by way of pledge to a trustee under a mortgage or indenture to secure its indebtedness; (b) assign this Agreement to any person succeeding to all or substantially all of the assigning Party's electric utility assets, provided that such person assumes all obligations of the assignor under this Agreement; or (c) assign this Agreement to an affiliate of the assigning Party. No assignment under this section shall relieve the assigning Party from liability under this Agreement.

                                   ARTICLE 16
                            MISCELLANEOUS PROVISIONS

16.1 Headings Not to Affect Meaning. The descriptive headings of the various articles and sections of this Agreement are inserted for convenience only and shall not restrict or modify the terms and provisions hereof.

16.2 Choice of Law. This Agreement shall be governed by, interpreted and construed in accordance with the laws of the state of Delaware. The obligations of Delmarva and Old Dominion hereunder are subject to any present and future Federal and State laws, regulations, orders or other regulations duly promulgated.

16.3 Notices. Written notices required by this Agreement shall be deemed properly sent if delivered in person or sent by facsimile with confirmation by phone and mail, registered or certified mail, or by overnight courier service, postage prepaid, to the persons below:

               (a)     If to Delmarva by U.S. Mail:

                       Delmarva Power & Light Company
                       Post Office Box 6066
                       Newark, Delaware 19714-6066
                       Attention: Director of Transmission and Arrangements

               (b)     If to Delmarva by overnight courier service:

                       Delmarva Power & Light
                       Christiana Building
                       252 Chapman Road
                       Newark, Delaware 19702
                       Attention: Director of Transmission and Arrangements

               (c)     If to Old Dominion:

                       Old Dominion Electric Cooperative
                       President and Chief Executive Officer
                       4201 Dominion Boulevard
                       Glen Allen, VA 23060

Any name and/or address set out in this Agreement may be changed by written notice by one Party or the other without making a filing at FERC.

INTERCONNECTION AGREEMENT
Page 22



        In witness whereof, the Parties hereto have duly executed this Interconnection Agreement as of the day and year first above written.


OLD DOMINION ELECTRIC COOPERATIVE     DELMARVA POWER & LIGHT COMPANY

By: /s/ K. N. Kappatos                By:  /s/ Tslon M. Messick
    ---------------------------            -----------------------------
        Konstantinos N. Kappatos               Tslon M. Messick
        Vice President, Engineering            Director of Transmission and
            & Operations                           Arrangements

                                   SCHEDULE 1

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                     BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                       AND

                        OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Airey and Golden Hill Substations

2.     Location: Near Airey, Md. - Circuit 6709

3.     Date of Commencement of Service: May, 1941

                                   INFORMATION
                                   -----------

1.     Delivery Voltage:       69 kV

2.     Metered at:     69 kV

3.     Location of Meter: Tap Point


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name:   Allen Substation

2.     Location: Federalsburg - Reliance Rd., Circuit 2221

3.     Date of Commencement of Service: March, 1975


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  25 kV

2.     Metered at:  25kV

3.     Location of Meter:  Tap Point



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE





                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name:  Barkley Substation

2.     Location: Between Barkley and Suddlersville - Circuit 2232

3.     Date of Commencement of Service: April, 1958


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  25 kV

2.     Metered at:  12kV

3.     Location of Meter:   Barkley Substation


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Costen Substation

2.     Location: Near Costen - Circuit 6714

3.     Date of Commencement of Service: January, 1955


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:  25kV

3.     Location of Meter: Costen Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: East New Market Substation

2.     Location: Near East New Market - Circuit 6715

3.     Date of Commencement of Service: November, 1953

                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   12kV

3.     Location of Meter:  East New Market Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Edgewood Substation

2.     Location: Near Delmar - Circuit 6706

3.     Date of Commencement of Service: September, 1953

                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  12kV

3.     Location of Meter: Edgewood Substation


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Hillsboro Substation

2.     Location:  Delmarva's Hillsboro Substation - Circuit 2231

3.     Date of Commencement of Service: July, 1950


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  25 kV

2.     Metered at:  25kV

3.     Location of Meter:  Tap Point



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Hickman Substation

2.     Location: Near Hickman - Circuit 2231

3.     Date of Commencement of Service: June, 1939


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  25 kV

2.     Metered at:  25kV

3.     Location of Meter:  Tap Point



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: I.B. Corners Substation

2.     Location:  Circuit 6710, Pole VW 739

3.     Date of Commencement of Service: October, 1978


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at: 12kV

3.     Location of Meter: I.B. Corners Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Ironshire Substation

2.     Location: Near Ironshire - Circuit 2238

3.     Date of Commencement of Service: May, 1941




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 25 kV

2.     Metered at: 12kV

3.     Location of Meter: Ironshire Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Kennedyville Substation

2.     Location: Near Kennedyville - Circuit 6727

3.     Date of Commencement of Service: December, 1959


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   12kV

3.     Location of Meter:  Kennedyville Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Kingston Substation

2.     Location: Near Crisfield - Circuit 6725

3.     Date of Commencement of Service: Prior to September 1, 1983

                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  12kV

3.     Location of Meter: Kingston Substation


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Mardela Substation

2.     Location:  Near Mardela - Circuit 6708

3.     Date of Commencement of Service: August, 1968


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  69 kV

2.     Metered at:  12kV

3.     Location of Meter:  Mardela Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Massey Substation

2.     Location: 1/4 Mile North of Massey, Maryland on Road 299

3.     Date of Commencement of Service: June 1, 1992


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  69,000 volts, nominal potential.

2.     Metered at:  69 kV

3.     Location of Meter:  Wtihin the new 69 kV substation as described above.



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Millington Substation

2.     Location:  Near Millington - Circuit 6773 (Route 313)

3.     Date of Commencement of Service: February, 1941


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Millington Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Mount Olive Substation

2.     Location: Near Mount Olive Church - Circuit 6712

3.     Date of Commencement of Service: November, 1967




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12kV

3.     Location of Meter: Mount Olive Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: New Hope Substation

2.     Location: Near Willards - Circuit 6712

3.     Date of Commencement of Service: Prior to September, 1983


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   12kV

3.     Location of Meter:  New Hope Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: St. Martins Substation

2.     Location: Near Whaleysville - Circuit 6712

3.     Date of Commencement of Service: Prior to September, 1983

                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  69kV

3.     Location of Meter: Tap Point


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.      Name: Princess Ann Substation

2.      Location:  Near Princess Ann - Circuit 6756

3.      Date of Commencement of Service: May, 1941


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  69 kV

2.     Metered at:  12 kV

3.     Location of Meter:  Princess Ann Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Royal Oak Substation

2.     Location: Near Royal Oak - Circuit 6782

3.     Date of Commencement of Service: November, 1968


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  69 kV

2.     Metered at:  12 kV

3.     Location of Meter:  Royal Oak Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Sinepuxent Substation

2.     Location:  Near West Ocean City - Circuit 6724

3.     Date of Commencement of Service: June, 1970


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Sinepuxent Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Talbot Substation

2.     Location: Near Easton - Circuit 6710

3.     Date of Commencement of Service: April, 1966




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12kV

3.     Location of Meter: Talbot Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: West Denton Substation

2.     Location: Near Denton - Circuit 2231

3.     Date of Commencement of Service: November, 1978


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 25 kV

2.     Metered at:   12 kV

3.     Location of Meter:  West Denton Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Westover Substation

2.     Location: Route 413 - Circuit 6725

3.     Date of Commencement of Service: February, 1975

                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  12 kV

3.     Location of Meter: Westover Substation


CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Walston Switch Substation

2.     Location:  Near Parsonsburg - Circuit 6741

3.     Date of Commencement of Service: May, 1981


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  69 kV

2.     Metered at:  12 kV

3.     Location of Meter:  Walston Switch Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Williston Substation

2.     Location: Near Denton - Circuit 2231

3.     Date of Commencement of Service: November, 1961


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  25 kV

2.     Metered at:  25 kV

3.     Location of Meter:  Hobbs Tap Point



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Tanyard Substation

2. Location: Approximately 7 miles east of Easton, Maryland 1/2 mile off Tanyard Road on Bethleham Road

3.     Date of Commencement of Service: September, 1987


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69,000 volts

2.     Metered at: 12,000 volts; automatically compensated to 69 kV

3.     Location of Meter: At Tanyard Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Longwood Substation

2. Location: Route 50, Between Easton and Wyemills, Maryland. Off DP&L Circuit No. 6710

3.     Date of Commencement of Service: March 27, 1984




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12470 volts

3.     Location of Meter: Longwood Substation



CHOPTANK

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Bayard Substation

2.     Location: Near Millville - Circuit 6735

3.     Date of Commencement of Service: November, 1964


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   69 kV

3.     Location of Meter:  Bayard Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Concord (Mumford & Workmen Substations)

2.     Location: Near Laurel - Circuit 6722

3.     Date of Commencement of Service: May, 1970

                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  69 kV

3.     Location of Meter: Tap Point


DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Fairmount and Indian River Substations

2.     Location:  Near Georgetown - Circuit 6720

3.     Date of Commencement of Service: August, 1969


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  69 kV

2.     Metered at:  69 kV

3.     Location of Meter:  Tap Point



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Johnson Substation

2.     Location: Near Frankford

3.     Date of Commencement of Service: 1954


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  25 kV

2.     Metered at:  12 kV

3.     Location of Meter:  Johnson Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Jones Substation

2.     Location:  Near Smyrna - Circuit 13770

3.     Date of Commencement of Service: 1955


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 138 kV

2.     Metered at: 12 kV

3.     Location of Meter: Jones Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Kirby Substation

2.     Location: Near Milford

3.     Date of Commencement of Service: 1959




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 25 kV

2.     Metered at: 12 kV

3.     Location of Meter: Kirby Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Kratz Substation

2.     Location: Near Greenwood - Circuit 6752

3.     Date of Commencement of Service: 1937


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   69 kV

3.     Location of Meter:  Tap Point



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Lank and Bennett Substations

2.     Location: Near Harbeson - Circuit 6722

3.     Date of Commencement of Service: 1955


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  69 kV

3.     Location of Meter: Tap Point


DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: New Meredith Substation

2.     Location:  Near Cheswold - Circuit 6704

3.     Date of Commencement of Service: May, 1970


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  69 kV

2.     Metered at:  12 kV

3.     Location of Meter:  New Meredith Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Pepper Substation

2.     Location: Near Georgetown - Circuit 6722

3.     Date of Commencement of Service: 1959


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  69 kV

2.     Metered at:  12 kV

3.     Location of Meter:  Pepper Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Short Substation

2.     Location:  Near Laurel - Circuit 6706

3.     Date of Commencement of Service: 1956


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Short Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Taylor Substation

2.     Location: Near Seaford - Circuit 6752

3.     Date of Commencement of Service: 1956




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Taylor Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Vaughn Substation

2.     Location: Near Viola - Circuit 6704

3.     Date of Commencement of Service: 1957


                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at:   12 kV

3.     Location of Meter:   Vaughn Substation



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Vernon Substation

2.     Location: Near Harrington - Circuit 6713

3.     Date of Commencement of Service: November, 1969


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at:  12 kV

3.     Location of Meter: Vernon Substation


DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name:   Robinsonville Substation

2.     Location:  Intersection of Route 277 with Route 287, Sussex Co.

3.     Date of Commencement of Service: June 1996


                                   INFORMATION
                                   -----------


1.     Delivery Voltage:  138 kV

2.     Metered at:  138 kV

3.     Location of Meter:  Robinsonville



DELAWARE

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Greenbush (Parksley)

2.     Location: Near Greenbush Circuit 6790

3.     Date of Commencement of Service: Rebuilt 1971


                                   INFORMATION
                                   -----------

1.     Delivery Voltage:  69 kV

2.     Metered at:  69 kV

3.     Location of Meter:  Tap Point



A&N

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE



                            POINT OF INTERCONNECTION
                            ------------------------

1.     Name: Eastville Substation

2.     Location:  Near Eastville Circuit 6750

3.     Date of Commencement of Service: November, 1973


                                   INFORMATION
                                   -----------


1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Eastville Substation



A&N

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Belle Haven Substation

2.     Location: Near Belle Haven Circuit 6750

3.     Date of Commencement of Service: April, 1956




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Belle Haven Substation



A&N

                                   SCHEDULE 1

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE




                            POINT OF INTERCONNECTION
                            ------------------------


1.     Name: Hallwood Substation

2.     Location: Near Hallwood - Circuit 6709

3.     Date of Commencement of Service: July, 1981




                                   INFORMATION
                                   -----------

1.     Delivery Voltage: 69 kV

2.     Metered at: 12 kV

3.     Location of Meter: Hallwood Substation



A&N

                                   SCHEDULE 2

                          [MAP OF CONECTIV BAY REGION]


                                   SCHEDULE 2

                                   SCHEDULE 3

                                   SCHEDULE 3

                        TO THE INTERCONNECTION AGREEMENT

                                    BETWEEN

                         DELMARVA POWER & LIGHT COMPANY

                                      AND

                       OLD DOMINION ELECTRIC COOPERATIVE


                                  LOSS FACTORS
                                  ------------

                           EFFECTIVE DECEMBER 1, 1999


TRANSMISSION LOSS FACTOR                                          1.0265915


DISTRIBUTION LOSS FACTOR                                          1.0414409